Fees Summary	Aug. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 39,446,627.22
Previously Paid Amount	0.00
Total Fee Amount	5,447.58
Total Offset Amount	0.00
Net Fee	$ 5,447.58